Income Taxes (Schedule of Deferred Tax Assets) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Deferred tax assets:
Net operating loss carryforward	$ 15,379	$ 13,505
Research credits	60	51
Expenses recognized for granting of options and warrants	1,651	1,319
Accrued expenses and reserves	135	32
Valuation allowance	(17,225)	(14,907)
Total deferred tax assets	$ 0	$ 0